SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               February 11, 2000
________________________________________________
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
             ______________________________________________________
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                             ______________________
                             Commission File Number


                        Ohio                                31-0987416
______________________________________________         _____________________
(State or other jurisdiction of incorporation)           (I.R.S. Employer
                                                       Identification Number)

          138 Putnam Street
             P.O. Box 738,
             Marietta, Ohio                                   45750
_____________________________________________          ________________
Address of principal executive offices)                    (Zip Code)



               Registrant's telephone number, including area code:
                                 (740) 373-3155


                                 Not applicable
          _____________________________________________________________
          (Former name or former address, if changed since last report)






                           Index to Exhibits on page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         On February 11, 2000, Peoples Bancorp Inc. declared a quarterly dividend of $0.14 per share, after giving effect to the 10% stock dividend. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits.

              EXHIBIT NUMBER        DESCRIPTION

                  99                News Release issued February 11, 2000

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  February 15, 2000               PEOPLES BANCORP INC.
                                       --------------------
                                       Registrant



                              By:      /s/ ROBERT E. EVANS
                                       Robert E. Evans
                                       President and Chief Executive Officer




                                INDEX TO EXHIBITS


Exhibit Number        Description                                    Page
----------------      -------------------------------------   ------------------

          99          News Release issued February 11, 2000           4